SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2017

AIRBORNE WIRELESS NETWORK
(Exact name of Company as specified in its charter)

Nevada	333-179079	27-4453740
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

4115 Guardian Street, Suite C, Simi Valley, California 93063
(Address of principal executive offices)

(805) 583-4302
(Company’s Telephone Number)

____________________________________________________
(Former name, address and telephone number specified on last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On May 12, 2017, management of Airborne Wireless Network, a Nevada corporation (the “Company”), determined that it was in the best interests of both parties thereto that that certain consulting agreement with Eurasian Capital, LLC, a Delaware limited liability company (“Eurasian”), be terminated. Accordingly, on May 12, 2017, the Company provided to Eurasian the Company’s notice of termination of that agreement.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRBORNE WIRELESS NETWORK

Date: May 18, 2017	By:	/s/ J. Edward Daniels
J. Edward Daniels
President and director

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